Financial Instruments	12 Months Ended
Mar. 31, 2014
Investments All Other Investments [Abstract]
Financial Instruments
26.	FINANCIAL INSTRUMENTS

The Company’s financial instruments that are subject to credit risks are limited to its cash and cash equivalents, time deposits, restricted cash, available-for-sale investments, accounts and bills receivable, financial assets included in deposits and other assets, and amounts due from a related party.

The Company’s financial assets and liabilities are recognized initially at cost which is the fair value of the consideration given (in the case of assets) or received (in the case of liabilities). Transaction costs are included in the initial measurement of all financial assets and liabilities. Subsequent to initial recognition, assets and liabilities are either valued at cost, amortized cost using the effective interest rate method or fair value, depending on classification.

The following table sets forth the carrying values and estimated fair values of the Company’s financial assets and liabilities recognized as of March 31, 2014 and 2013. There were no material unrecognized financial assets and liabilities as of March 31, 2014 and 2013.

	Carrying value		Fair value
	2014	2013	2014	2013
	US$	US$	US$	US$
Current financial assets:
Cash and cash equivalents	22,820,300	32,385,376	22,820,300	32,385,376
Time deposits	11,339,515	—	11,339,515	—
Restricted cash	4,013,565	14,592,289	4,013,565	14,592,289
Available-for-sale investments	1,050,500	17,153	1,050,500	17,153
Accounts and bills receivable, net	21,216,884	19,713,608	21,216,884	19,713,608
Financial assets included in deposits and other assets	586,022	3,846,653	586,022	3,846,653
Amount due from a related party	12,569	18,841	12,569	18,841

	61,039,355	70,573,920	61,039,355	70,573,920
Non-current financial assets:
Available-for-sale investments	—	1,045,200	—	1,045,200

Total financial assets	61,039,355	71,619,120	61,039,355	71,619,120

	Carrying value		Fair value
	2014	2013	2014	2013
	US$	US$	US$	US$
Current financial liabilities:
Short term bank loans	7,279,629	4,826,241	7,279,629	4,826,241
Accounts payable	12,520,080	7,134,526	12,520,080	7,134,526
Accrued salaries, allowances and other employee benefits	2,980,622	4,367,642	2,980,622	4,367,642
Other accrued liabilities	5,720,757	9,643,638	5,720,757	9,643,638

Total financial liabilities	28,501,088	25,972,047	28,501,088	25,972,047

The carrying amounts of the Company’s cash and cash equivalents, time deposits, restricted cash, accounts and bills receivable, financial assets included in deposits and other assets, amounts due from a related party, short term bank loans, accounts payable, accrued salaries, allowances and other employee benefits and other accrual liabilities approximate to their fair values because of their short maturities. The available-for-sale investments are stated at quoted market price.

The Company’s cash and cash equivalents, time deposits and restricted cash are placed primarily with banking institutions in the PRC with high credit ratings. The Company performs periodic credit standing evaluation of those banking institutions to limit the Company’s exposure to any significant credit risks.

The Company’s accounts and bills receivable largely represent amounts due from the Company’s principal customers. Receivable balances are monitored on an ongoing basis and the Company’s exposure to bad debts is not significant. The Company does not require collateral or other credit enhancement for any of its financial assets.

If the counterparties to the above financial assets fail to perform completely under the terms of their contract/arrangement, the maximum loss, based on the gross fair value of the financial instruments, due to this credit risk would be US$61,039,355 and US$71,619,120 as at March 31, 2014 and 2013, respectively.